SUPPLEMENTAL OPERATING & FINANCIAL DATA Q4 2024 An S&P 500 company S&P 500 Dividend Aristocrats® index member Exhibit 99.2

Q4 2024 Supplemental Operating & Financial Data 2 Table of Contents Corporate Overview 3 Financial Summary Consolidated Statements of Income 4 Funds From Operations (FFO) and Normalized Funds From Operations (Normalized FFO) 5 Adjusted Funds From Operations (AFFO) 6 Consolidated Balance Sheets 7 Debt Summary 8 Debt Maturities 9 Debt by Currency 10 Capitalization & Financial Ratios 11 Adjusted EBITDAre & Coverage Ratios 12 Debt Covenants 13 Transaction Summary Investment Summary 14 Disposition Summary 15 Development Activity 16 Real Estate Portfolio Summary Client Diversification 17 Top 10 Industries 18 Industry Diversification 19 Geographic Diversification 21 Property Type Composition 22 Same Store Rental Revenue 23 Leasing Data Occupancy 25 Leasing Activity 26 Lease Expirations 27 Earnings Guidance 28 Analyst Coverage 29 Glossary 30 This Supplemental Operating & Financial Data should be read in connection with the company's earnings press release for the three months and year ended December 31, 2024 (included as Exhibit 99.1 of the company's Current Report on Form 8-K, filed on February 24, 2025) as certain disclosures, definitions, and reconciliations in such announcement have not been included in this Supplemental Operating & Financial Data presentation. Realty Income is not affiliated or associated with, is not endorsed by, does not endorse, and is not sponsored by or a sponsor of the clients or of their products or services pictured or mentioned. The names, logos, and all related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies.

Q4 2024 Supplemental Operating & Financial Data 3 One Team Senior Management Neil M. Abraham, EVP, Chief Strategy Officer, Realty Income International - President Michelle Bushore, EVP, Chief Legal Officer, General Counsel and Secretary Mark E. Hagan, EVP, Chief Investment Officer Shannon Kehle, EVP, Chief People Officer Jonathan Pong, EVP, Chief Financial Officer and Treasurer Sumit Roy, President, Chief Executive Officer Gregory J. Whyte, EVP, Chief Operating Officer Credit Ratings Senior Unsecured Outlook Commercial Paper Moody’s A3 Stable P-2 Standard & Poor’s A- Stable A-2 Dividend Information as of February 2025 ▪ Current annualized dividend of $3.216 per share ▪ Compound average annual dividend growth rate of approximately 4.3% ▪ 656 consecutive monthly dividends declared ▪ 110 consecutive quarterly dividend increases Corporate Headquarters 11995 El Camino Real San Diego, CA 92130 Phone: +1 (858) 284-5000 Website: www.realtyincome.com London Office Amsterdam Office 19 Wells Street Eduard van Beinumstraat 8 London, United Kingdom W1T 3PQ Amsterdam, Netherlands 1077 CZ Phone: +44 (20) 3931 6858 Corporate Overview Transfer Agent Computershare Phone: (877) 218-2434 Website: www.computershare.com (1) Total annualized contractual rent is a supplemental operating measure. Please see the Glossary for our definition, reconciliation, and an explanation of how we utilize this metric. (2) Total annualized contractual rent includes 1.5% of rent from clients accounted for on a cash basis. December 31, 2024 Closing price $ 53.41 Shares and units outstanding 894,193 Market value of common equity $ 47,758,848 Total market capitalization $ 74,928,836 Corporate Profile Realty Income (NYSE: O), an S&P 500 company, is real estate partner to the world's leading companies. Founded in 1969, we invest in diversified commercial real estate in all 50 U.S. states, the U.K., and six other countries in Europe. We are known as “The Monthly Dividend Company®” and have a mission to invest in people and places to deliver dependable monthly dividends that increase over time. Since our founding, we have declared 656 consecutive monthly dividends and are a member of the S&P 500 Dividend Aristocrats® index for having increased our dividend for the last 30 consecutive years. Additional information about the company can be found at www.realtyincome.com. Portfolio Overview As of December 31, 2024, we owned or held interests in 15,621 properties, with approximately 339.4 million square feet of leasable space. Our properties are leased to 1,565 different clients across 89 industries, with approximately 79.4% of our total annualized contractual rent(1) generated from retail properties, 14.5% from industrial properties, 3.2% from gaming properties, and the remaining 2.9% from other property types. Our physical occupancy as of December 31, 2024 was 98.7%, with a weighted average remaining lease term of approximately 9.3 years. Total annualized contractual rent on our leases as of December 31, 2024 was $4.97 billion(2). Common Stock Our common stock is traded on the New York Stock Exchange under the symbol "O" (in thousands, except per share amount).

Q4 2024 Supplemental Operating & Financial Data 4 Three months ended December 31, Years ended December 31, 2024 2023 2024 2023 REVENUE Rental (including reimbursable) (1) $ 1,279,698 $ 1,028,710 $ 5,043,748 $ 3,958,150 Other 60,601 47,575 227,394 120,843 Total revenue 1,340,299 1,076,285 5,271,142 4,078,993 EXPENSES Depreciation and amortization 606,671 475,856 2,395,644 1,895,177 Interest 268,149 208,313 1,016,955 730,423 Property (including reimbursable) 96,309 81,883 377,675 316,964 General and administrative 49,114 38,015 176,895 144,536 Provisions for impairment 142,966 27,281 425,833 87,082 Merger, transaction, and other costs, net (9,176) 9,932 96,292 14,464 Total expenses 1,154,033 841,280 4,489,294 3,188,646 Gain on sales of real estate 24,985 5,992 117,275 25,667 Foreign currency and derivative gain (loss), net 535 (18,371) 3,420 (13,414) Equity in earnings of unconsolidated entities 2,353 2,135 7,793 2,546 Other income, net 7,313 10,804 23,606 23,789 Income before income taxes 221,452 235,565 933,942 928,935 Income taxes (20,102) (15,803) (66,601) (52,021) Net income 201,350 219,762 867,341 876,914 Net income attributable to noncontrolling interests (1,738) (1,357) (6,569) (4,605) Net income attributable to the Company 199,612 218,405 860,772 872,309 Preferred stock dividends — — (7,763) — Excess of redemption value over carrying value of preferred shares redeemed — — (5,116) — Net income available to common stockholders $ 199,612 $ 218,405 $ 847,893 $ 872,309 Net income available to common stockholders per common share, basic and diluted: $ 0.23 $ 0.30 $ 0.98 $ 1.26 (1) Includes rental revenue (reimbursable) of $75.5 million and $65.6 million for the three months ended December 31, 2024 and 2023, respectively, and $303.1 million and $274.2 million for the year ended December 31, 2024 and 2023, respectively. Additionally, it includes reserves to rental revenue, exclusive of non-cash reserves, of $8.1 million and $24.3 million for the three months and year ended December 31, 2024, respectively, and reserves to rental revenue of $2.5 million and reserve reversals to rental revenue of $4.5 million, exclusive of non-cash reserves, for the three months and year ended December 31, 2023, respectively, Consolidated Statements of Income (in thousands, except per share amounts) (unaudited)

Q4 2024 Supplemental Operating & Financial Data 5 FFO and Normalized FFO (1) (in thousands, except per share amounts) (unaudited) The following is a reconciliation of net income available to common stockholders (which we believe is the most comparable GAAP measure) to FFO and Normalized FFO. Also presented is information regarding distributions paid to common stockholders and the weighted average number of common shares used for the basic and diluted FFO and Normalized FFO per share computations. Three months ended December 31, Years ended December 31, 2024 2023 2024 2023 Net income available to common stockholders $ 199,612 $ 218,405 $ 847,893 $ 872,309 Depreciation and amortization 606,671 475,856 2,395,644 1,895,177 Depreciation of furniture, fixtures and equipment (952) (583) (2,857) (2,239) Provisions for impairment of real estate 110,480 22,407 319,032 82,208 Gain on sales of real estate (24,985) (5,992) (117,275) (25,667) Proportionate share of adjustments for unconsolidated entities 8,418 4,670 29,124 4,205 FFO adjustments allocable to noncontrolling interests (1,327) (1,047) (3,902) (3,855) FFO available to common stockholders $ 897,917 $ 713,716 $ 3,467,659 $ 2,822,138 FFO allocable to dilutive noncontrolling interests 2,209 1,386 6,611 5,552 Diluted FFO $ 900,126 $ 715,102 $ 3,474,270 $ 2,827,690 FFO available to common stockholders $ 897,917 $ 713,716 $ 3,467,659 $ 2,822,138 Merger, transaction, and other costs, net (2) (9,176) 9,932 96,292 14,464 Normalized FFO available to common stockholders $ 888,741 $ 723,648 $ 3,563,951 $ 2,836,602 Normalized FFO allocable to dilutive noncontrolling interests 2,209 1,386 6,611 5,552 Diluted Normalized FFO $ 890,950 $ 725,034 $ 3,570,562 $ 2,842,154 FFO per common share: Basic $ 1.03 $ 0.98 $ 4.02 $ 4.08 Diluted $ 1.02 $ 0.98 $ 4.01 $ 4.07 Normalized FFO per common share: Basic $ 1.01 $ 1.00 $ 4.13 $ 4.10 Diluted $ 1.01 $ 1.00 $ 4.12 $ 4.09 Distributions paid to common stockholders $ 691,861 $ 556,114 $ 2,691,719 $ 2,111,793 FFO available to common stockholders in excess of distributions paid to common stockholders $ 206,056 $ 157,602 $ 775,940 $ 710,345 Normalized FFO available to common stockholders in excess of distributions paid to common stockholders $ 196,880 $ 167,534 $ 872,232 $ 724,809 Weighted average number of common shares used for FFO and Normalized FFO: Basic 875,710 724,598 862,959 692,298 Diluted 879,649 726,859 865,842 694,819 (1) FFO and Normalized FFO are non-GAAP financial measures. Please see the Glossary for our definitions of these terms and an explanation of how we utilize these metrics. (2) For the three months ended December 31, 2024, merger, transaction, and other costs, net primarily consists of a $13.1 million adjustment to transfer taxes related to the merger with Spirit Realty Capital, Inc. ("Spirit") and $3.9 million of organization costs related to the private fund. For the year ended December 31, 2024, merger, transaction, and other costs, net primarily consists of $86.7 million of transaction and integration-related costs related to the Spirit merger, $5.1 million related to the lease termination of a legacy corporate facility, and $4.5 million of organization costs related to the private fund.

Q4 2024 Supplemental Operating & Financial Data 6 The following is a reconciliation of net income available to common stockholders (which we believe is the most comparable GAAP measure) to Normalized FFO and AFFO. Also presented is information regarding distributions paid to common stockholders and the weighted average number of common shares used for the basic and diluted AFFO per share computations. Certain prior period amounts have been reclassified to conform to the current period presentation. These reclassifications had no impact on previously reported AFFO. Three months ended December 31, Years ended December 31, 2024 2023 2024 2023 Net income available to common stockholders $ 199,612 $ 218,405 $ 847,893 $ 872,309 Cumulative adjustments to calculate Normalized FFO (2) 689,129 505,243 2,716,058 1,964,293 Normalized FFO available to common stockholders 888,741 723,648 3,563,951 2,836,602 Excess of redemption value over carrying value of preferred shares redeemed — — 5,116 — Amortization of share-based compensation 9,821 6,073 32,741 26,227 Amortization of net debt discounts (premiums) and deferred financing costs 5,500 (10,127) 15,361 (44,568) Amortization of acquired interest rate swap value (3) 3,710 — 13,935 — Non-cash change in allowance for credit losses (4) 32,486 4,874 106,801 4,874 Leasing costs and commissions (2,661) (3,010) (8,558) (9,878) Recurring capital expenditures (199) (141) (402) (331) Straight-line rent and expenses, net (35,510) (27,891) (171,887) (141,130) Amortization of above and below-market leases, net 14,817 17,134 55,870 79,101 Proportionate share of adjustments for unconsolidated entities (308) 932 (2,078) 932 Deferred tax expense 3,552 — 3,552 — Other adjustments (5) 1,971 19,542 7,035 23,041 AFFO available to common stockholders $ 921,920 $ 731,034 $ 3,621,437 $ 2,774,870 AFFO allocable to dilutive noncontrolling interests 2,186 1,370 6,599 5,540 Diluted AFFO $ 924,106 $ 732,404 $ 3,628,036 $ 2,780,410 AFFO per common share: Basic $ 1.05 $ 1.01 $ 4.20 $ 4.01 Diluted $ 1.05 $ 1.01 $ 4.19 $ 4.00 Distributions paid to common stockholders $ 691,861 $ 556,114 $ 2,691,719 $ 2,111,793 AFFO available to common stockholders in excess of distributions paid to common stockholders $ 230,059 $ 174,920 $ 929,718 $ 663,077 Weighted average number of common shares used for AFFO: Basic 875,710 724,598 862,959 692,298 Diluted 879,649 726,859 865,842 694,819 (1) AFFO is a non-GAAP financial measure. Please see the Glossary for our definition and an explanation of how we utilize this metric. (2) See reconciling items for Normalized FFO presented on page 5 under "FFO and Normalized FFO." (3) Includes the amortization of the purchase price allocated to interest rate swaps acquired in the Spirit merger. (4) Credit losses primarily relate to the impairment of financing receivables. (5) Includes non-cash foreign currency losses (gains) from remeasurement to USD, mark-to-market adjustments on investments and derivatives that are non-cash in nature, straight-line payments from cross-currency swaps, obligations related to financing lease liabilities, adjustments allocable to noncontrolling interests, and gains and losses on the sale of loans receivable. AFFO (1) (in thousands, except per share amounts) (unaudited)

Q4 2024 Supplemental Operating & Financial Data 7 Consolidated Balance Sheets (in thousands, except per share amounts) (unaudited) December 31, 2024 December 31, 2023 ASSETS Real estate held for investment, at cost: Land $ 17,320,520 $ 14,929,310 Buildings and improvements 40,974,535 34,657,094 Total real estate held for investment, at cost 58,295,055 49,586,404 Less accumulated depreciation and amortization (7,381,083) (6,072,118) Real estate held for investment, net 50,913,972 43,514,286 Real estate and lease intangibles held for sale, net 94,979 31,466 Cash and cash equivalents 444,962 232,923 Accounts receivable, net 877,668 710,536 Lease intangible assets, net 6,322,992 5,017,907 Goodwill 4,932,199 3,731,478 Investment in unconsolidated entities 1,229,699 1,172,118 Other assets, net 4,018,568 3,368,643 Total assets $ 68,835,039 $ 57,779,357 LIABILITIES AND EQUITY Distributions payable $ 238,045 $ 195,222 Accounts payable and accrued expenses 759,416 738,526 Lease intangible liabilities, net 1,635,770 1,406,853 Other liabilities 923,128 811,650 Line of credit payable and commercial paper 1,130,201 764,390 Term loans, net 2,358,417 1,331,841 Mortgages payable, net 80,784 821,587 Notes payable, net 22,657,592 18,602,319 Total liabilities $ 29,783,353 $ 24,672,388 Stockholders’ equity: Common stock and paid in capital, par value $0.01 per share, 1,300,000 shares authorized, 891,511 and 752,460 shares issued and outstanding as of December 31, 2024 and 2023, respectively $ 47,451,068 $ 39,629,709 Distributions in excess of net income (8,648,559) (6,762,136) Accumulated other comprehensive income 38,229 73,894 Total stockholders’ equity $ 38,840,738 $ 32,941,467 Noncontrolling interests 210,948 165,502 Total equity $ 39,051,686 $ 33,106,969 Total liabilities and equity $ 68,835,039 $ 57,779,357

Q4 2024 Supplemental Operating & Financial Data 8 Debt Summary as of December 31, 2024 (dollars in thousands) Maturity Dates Carrying Value (USD) % of Debt Interest Rate (1) Weighted Average Years Until Maturity Credit Facility and Commercial Paper (2) Credit Facility June 2026 $ 1,062,906 4.0% 4.41% 1.5 years Commercial Paper January 2025 - March 2025 67,295 0.3% 3.05% 0.2 years Carrying value 1,130,201 4.3% 4.33% 1.4 years Unsecured Term Loans Term Loans (3) June 2025 - August 2027 2,360,590 8.9% 4.33% 1.2 years Deferred financing costs (2,173) Carrying value 2,358,417 Mortgages Payable 11 mortgages on 17 properties January 2025 - August 2030 81,270 0.3% 3.99% 1.4 years Unamortized net discounts and deferred financing costs (486) Carrying value 80,784 Senior Unsecured Notes and Bonds (4) 47 series of senior unsecured notes and bonds April 2025 - September 2054 22,938,737 86.5% 3.84% 6.6 years Unamortized net discounts and deferred financing costs (281,145) Carrying value 22,657,592 Total Consolidated Debt Principal $ 26,510,798 (5) 3.90% 5.8 years Proportionate share of debt principal from unconsolidated entities $ 659,190 Total Debt Principal $ 27,169,988 Total Fixed Rate Debt Principal $ 26,039,787 95.8 % Total Variable Rate Debt Principal $ 1,130,201 4.2% (1) Calculated as the weighted average interest rate as of December 31, 2024 for each respective category. (2) We have a $4.25 billion unsecured revolving credit facility (excluding an accordion feature subject to lender commitments which provides for an additional $1.0 billion in borrowings) bearing interest at different benchmark rates based on the currency of the borrowings. In addition, we have a USD-denominated unsecured commercial paper program, under which we may issue unsecured commercial paper notes up to a maximum aggregate amount outstanding of $1.5 billion, and a EUR-denominated unsecured commercial paper program, which permits us to issue additional unsecured commercial notes up to a maximum aggregate amount of $1.5 billion (or foreign currency equivalent) in U.S. dollars or other foreign currencies. We use our unsecured revolving credit facility as a liquidity backstop for the repayment of the notes issued under these programs. (3) Our 2023 term loan agreement allows us to incur up to an aggregate of $1.5 billion in multicurrency borrowings. In January 2024, we entered into interest rate swaps on our 2023 term loans, which fix our per annum interest rate at 4.9% until term loan maturity in January 2026. In January 2024, in connection with our merger with Spirit, we effectively assumed Spirit’s existing term loans and fixed rate swaps with various lenders, which were fixed at a weighted average per annum interest rate of 3.9%. We entered into an amended and restated term loan agreement, pursuant to which we borrowed $1.3 billion in aggregate total borrowings. (4) In connection with our merger with Spirit, we completed our debt exchange offer to exchange all outstanding notes issued by Spirit Realty, L.P. ("Spirit OP") on January 23, 2024 for new notes issued by Realty Income, pursuant to which approximately 98.1% of the outstanding notes issued by Spirit OP were exchanged. We issued $1,000 principal amount of Realty Income Notes for each validly tendered Spirit Note with $1,000 principal amount. For this reason, we denote our “Price of par value” as 100%. Prior to the completion of our merger with Spirit on January 23, 2024, these notes were not the obligation of Realty Income. With respect to the notes originally issued by Spirit OP that remained outstanding, we amended the indenture governing such notes to, among other things, eliminate substantially all of the restrictive covenants in such indenture. (5) Total consolidated debt principal excludes net premiums and discounts recorded on mortgages payable, net premiums and discounts recorded on notes payable, deferred financing costs on term loans, mortgages payable, and notes payable.

Q4 2024 Supplemental Operating & Financial Data 9 Debt Maturities as of December 31, 2024 (dollars in millions) Principal Due Credit Facility and Commercial Paper (1) Unsecured Term Loans Mortgages Payable Senior Unsecured Notes and Bonds Proportionate Share of Unconsolidated Entities Debt Total Weighted Average Interest Rate (2) 2025 $ 67.3 $ 800.0 $ 43.4 $ 1,050.0 $ — $ 1,960.7 4.22% 2026 1,062.9 1,060.6 12.0 2,375.0 — 4,510.5 4.33% 2027 — 500.0 22.3 2,313.6 — 2,835.9 2.85% 2028 — — 1.3 2,499.8 — 2,501.1 3.19% 2029 — — 1.3 2,387.5 — 2,388.8 3.94% Thereafter — — 1.0 12,312.8 659.2 12,973.0 4.07% Total $ 1,130.2 $ 2,360.6 $ 81.3 $ 22,938.7 $ 659.2 $ 27,170.0 (1) The initial term of the credit facility expires in June 2026 and includes, at our option, two six-month extensions. At December 31, 2024, there were $1,062.9 million of outstanding borrowings under our revolving credit facility. Commercial paper programs outstanding were $67.3 million at December 31, 2024, which mature between January 2025 and March 2025. (2) The weighted average interest rate includes only maturities related to our consolidated debt. For 2025, this excludes commercial paper and for 2026, this excludes the credit facility.

Q4 2024 Supplemental Operating & Financial Data 10 Debt Summary by Currency as of December 31, 2024 (dollars in millions) Credit Facility and Commercial Paper Unsecured Term Loans Mortgages Payable Senior Unsecured Notes and Bonds Proportionate Share of Unconsolidated Entities Debt Total Weighted Average Interest Rate (1) USD $ — $ 1,390.0 $ 43.5 $ 16,773.5 $ 659.2 $ 18,866.2 3.90% EUR 659.5 88.0 — 1,138.8 — 1,886.3 4.42% GBP 470.7 882.6 37.8 5,026.4 — 6,417.5 3.76% Total $ 1,130.2 $ 2,360.6 $ 81.3 $ 22,938.7 $ 659.2 $ 27,170.0 3.90% (1) The weighted average interest rate includes only maturities related to our consolidated debt. The totals are calculated as the weighted average interest rate as of December 31, 2024 for each respective category. Debt by Currency as of December 31, 2024 USD 69.5% EUR 6.9% GBP 23.6%

Q4 2024 Supplemental Operating & Financial Data 11 Capitalization & Financial Ratios (dollars in thousands, except as otherwise noted) Cash and Cash Equivalents $ 444,962 Availability under Credit Facility 3,187,094 Unsettled ATM Forwards 91,826 Less: Commercial Paper Borrowings (67,295) $ 3,656,587 (4) As applicable, liquidity calculation gives effect to borrowings under the $1.5 billion U.S Dollar-denominated commercial paper program and $1.5 billion Euro-denominated commercial paper programs as of December 31, 2024. We use our unsecured revolving credit facility as a liquidity backstop for the repayment of the notes issued under our commercial paper programs. Principal Debt Balance Credit Facility and Commercial Paper $ 1,130,201 Unsecured Term Loans 2,360,590 Senior Unsecured Notes and Bonds 22,938,737 Mortgages Payable 81,270 Proportionate Share of Unconsolidated Entities Debt 659,190 Total Debt $ 27,169,988 Equity (in thousands, except per share data) Shares/ Units Stock Price Market Value Common Stock (1) 891,511 $ 53.41 $ 47,615,602 Common Units (2) 2,682 $ 53.41 143,246 Total Equity $ 47,758,848 Total Market Capitalization (3) $ 74,928,836 Debt/Total Market Capitalization (3) 36.3% (1) As of December 31, 2024, At-The-Market ("ATM") forward agreements for a total of 1.8 million shares remain unsettled with total expected net proceeds of approximately $91.8 million (assuming full physical settlement of all outstanding shares of common stock, subject to forward sale agreements and certain assumptions made with respect to settlement dates). (2) Consists of common units issued by Realty Income Limited Partnership and held by third parties. (3) Our enterprise value was $74.5 billion (total market capitalization less cash and cash equivalents as of December 31, 2024). The percentage for debt to enterprise value is materially consistent with that presented for total market capitalization. Dividend Data YTD 2024 YTD 2023 Year-Over-Year Growth Rate Common Dividend Paid per Share $ 3.126 $ 3.051 2.5 % AFFO per Share (diluted) $ 4.19 $ 4.00 4.8 % AFFO Payout Ratio 74.6% 76.3 % Liquidity as of December 31, 2024 (4) Capitalization as of December 31, 2024 Capital Structure as of December 31, 2024 Common Stock 63.7% Debt 36.3%

Q4 2024 Supplemental Operating & Financial Data 12 Adjusted EBITDAre & Coverage Ratios (dollars in thousands) (unaudited) Reconciliation of Net Income to Adjusted EBITDAre and Pro Forma Adjusted EBITDAre (1) Three months ended December 31, 2024 Net income $ 201,350 Interest 268,149 Income taxes 20,102 Depreciation and amortization 606,671 Provisions for impairment 142,966 Merger, transaction, and other costs, net (9,176) Gain on sales of real estate (24,985) Foreign currency and derivative gain, net (535) Proportionate share of adjustments from unconsolidated entities 18,991 Quarterly Adjusted EBITDAre $ 1,223,533 Annualized Adjusted EBITDAre $ 4,894,132 Annualized Pro Forma Adjustments (2) $ 79,143 Annualized Pro Forma Adjusted EBITDAre $ 4,973,275 Total debt per the consolidated balance sheet, excluding deferred financing costs and net premiums and discounts $ 26,510,798 Proportionate share of unconsolidated entities debt, excluding deferred financing costs 659,190 Less: Cash and cash equivalents (444,962) Net Debt $ 26,725,026 Net Debt/Annualized Adjusted EBITDAre 5.5x Net Debt/Annualized Pro Forma Adjusted EBITDAre 5.4x (1) Adjusted EBITDAre, Annualized Adjusted EBITDAre, Pro Forma Adjusted EBITDAre, Annualized Pro Forma Adjusted EBITDAre, Net Debt/Annualized Adjusted EBITDAre, and Net Debt/Annualized Pro Forma Adjusted EBITDAre are non-GAAP financial measures. Please see the Glossary for our definitions of these terms and an explanation of how we utilize these metrics. (2) The Annualized Pro Forma Adjustments, which include transaction accounting adjustments in accordance with U.S. GAAP, consist of adjustments to incorporate Adjusted EBITDAre from investments we acquired or stabilized during the applicable quarter and remove Adjusted EBITDAre from investments we disposed of during the applicable quarter, giving pro forma effect to all transactions as if they occurred at the beginning of the applicable period. Our calculation includes all adjustments consistent with the requirements to present Adjusted EBITDAre on a pro forma basis in accordance with Article 11 of Regulation S-X. The Annualized Pro Forma Adjustments are consistent with the debt service coverage ratio calculated under financial covenants for our senior unsecured notes. The Annualized Pro Forma Adjustments consist of $82.8 million from investments we acquired or stabilized during the quarter and removes $3.7 million from investments we disposed of during the quarter. 4.7 4.5 4.7 4.6 4.7 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Debt Service & Fixed Charge Coverage

Q4 2024 Supplemental Operating & Financial Data 13 Debt Covenants The following is a summary of the key financial covenants for our senior unsecured notes and bonds, as defined and calculated per their terms. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show our ability to incur additional debt under the terms of our senior unsecured notes and bonds as well as to disclose our current compliance with such covenants, and are not measures of our liquidity or performance. Required Actuals Limitation on incurrence of total debt ≤ 60% of adjusted assets 41.1% Limitation on incurrence of secured debt ≤ 40% of adjusted assets 0.3% Debt service and fixed charge coverage (trailing 12 months) (1) ≥ 1.5x 4.7x Maintenance of total unencumbered assets ≥ 150% of unsecured debt 244.5% (1) Our debt service coverage ratio is calculated on a pro forma basis for the preceding four-quarter period on the assumptions that: (i) the incurrence of any Debt (as defined in the covenants) incurred by us since the first day of such four-quarter period and the application of the proceeds therefrom (including to refinance other Debt since the first day of such four-quarter period), (ii) the repayment or retirement of any of our Debt since the first day of such four-quarter period, and (iii) any acquisition or disposition by us of any asset or group since the first day of such four quarters had in each case occurred on January 1, 2024, and subject to certain additional adjustments. Such pro forma ratio has been prepared on the basis required by that debt service covenant, reflects various estimates and assumptions and is subject to other uncertainties, and therefore does not purport to reflect what our actual debt service coverage ratio would have been had transactions referred to in clauses (i), (ii) and (iii) of the preceding sentence occurred as of January 1, 2024, nor does it purport to reflect our debt service coverage ratio for any future period. As of December 31, 2024

Q4 2024 Supplemental Operating & Financial Data 14 Investment Summary Number of Properties Investment ($ in millions) Cash Income ($ in millions) (1) Leasable Square Feet (in thousands) Initial Weighted Average Cash Yield (2) Weighted Average Term (Years) Q4 2024 Acquisitions - U.S. real estate 200 $ 988.6 $ 62.8 1,165 6.4% 14.1 Acquisitions - Europe real estate 33 327.6 21.9 1,806 6.8% 7.5 Total real estate acquisitions 233 1,316.2 84.7 2,971 6.5% 12.4 Real estate properties under development (3) 75 149.4 11.3 4,776 7.6% 14.7 Other investments (4) — 254.2 25.6 — 10.1% 6.0 Total investments 308 $ 1,719.8 $ 121.6 7,747 7.1% 11.3 Approximately 57% of the annualized cash income generated by these investments was from Investment Grade Clients at the date of acquisition (5) YTD 2024 Acquisitions - U.S. real estate 287 $ 1,402.9 $ 93.9 3,535 6.7% 13.9 Acquisitions - Europe real estate 62 1,072.0 79.0 4,263 7.5% 6.9 Total real estate acquisitions 349 2,474.9 172.9 7,798 7.0% 10.7 Real estate properties under development (3) 197 757.1 55.9 7,458 7.4% 15.0 Other investments (4) — 631.7 56.2 — 8.9% 6.0 Total investments 546 $ 3,863.7 $ 285.0 15,256 7.4% 10.6 Approximately 38% of the annualized cash income generated by these investments was from Investment Grade Clients at the date of acquisition (5) (1) Please see Glossary for our definition of Cash Income. (2) Initial weighted average cash yield is a supplemental operating measure. Please see the Glossary for our definition of this metric. Cash Income used in the calculation of initial weighted average cash yield for investments for the three months and year ended December 31, 2024 includes $0.3 million and $1.5 million, respectively, received as settlement credits as reimbursement of free rent periods. (3) The three months ended December 31, 2024 includes £36.1 million of Sterling-denominated investments, €21.2 million of Euro-denominated investments, and $7.8 million of investments in unconsolidated joint ventures, converted at the applicable exchange rates on the funding dates. The year ended December 31, 2024 includes £86.6 million of Sterling-denominated investments, €60.1 million of Euro-denominated investments, and $66.5 million of investments in unconsolidated joint ventures, converted at the applicable exchange rates on the funding dates. (4) The three months and year ended December 31, 2024 include £200.0 million and £500.0 million, respectively, of Sterling-denominated investments in senior secured notes. (5) Please see the Glossary for our definition of Investment Grade Clients.

Q4 2024 Supplemental Operating & Financial Data 15 Disposition Summary (dollars in thousands) Number of Properties (1) Net Book Value (1) Net Sales Proceeds (1) Net Cash Capitalization Rate (2) Q4 2024 Occupied 24 $ 74,619 $ 87,936 7.3 % Vacant 56 38,481 50,149 Total real estate dispositions 80 $ 113,100 $ 138,085 The unlevered internal rate of return on properties sold during the fourth quarter was 6.3% (3) YTD 2024 Occupied 71 $ 251,822 $ 298,383 7.2 % Vacant 222 220,195 290,797 Total real estate dispositions 293 $ 472,017 $ 589,180 The unlevered internal rate of return on properties sold during 2024 was 6.0% (3) (1) Excludes properties sold as a result of eminent domain activities. During the second quarter of 2024, we were awarded net proceeds of $0.3 million related to one eminent domain transaction. (2) Net cash capitalization rate is a supplemental operating measure. Please see the Glossary for our definition of this metric. (3) Excludes properties disposed from the legacy VEREIT and Spirit portfolios.

Q4 2024 Supplemental Operating & Financial Data 16 Development Activity (1) (dollars in thousands) Retail Number of Properties Investment to Date Estimated Remaining Investment Total Commitment Percent Funded Percent Leased (2) New development (3) 46 $ 132,312 $ 177,844 $ 310,156 (4) 43% 100 % Development of existing properties 6 6,769 5,275 12,044 56% 100 % Total 52 $ 139,081 $ 183,119 $ 322,200 43% 100 % Non-Retail Number of Properties Investment to Date Estimated Remaining Investment Total Commitment Percent Funded Percent Leased (2) New development (3) 16 $ 613,432 $ 500,215 $ 1,113,647 (5) (6) 55% 32 % Development of existing properties — — — — — % — % Total 16 $ 613,432 $ 500,215 $ 1,113,647 55% 32 % Total Number of Properties Investment to Date Estimated Remaining Investment Total Commitment Percent Funded Percent Leased (2) New development (3) 62 $ 745,744 $ 678,059 $ 1,423,803 (5) (6) 52% 35 % Development of existing properties 6 6,769 5,275 12,044 56% 100 % Total 68 $ 752,513 $ 683,334 $ 1,435,847 52% 36% (1) As of December 31, 2024. (2) Represents percentage of square footage tied to executed leases. Estimated rental revenue commencement dates on properties under development are between February 2025 and March 2026. (3) Includes build-to-suit developments and forward take-out commitments on development properties with leases in place. (4) Leased development projects include total commitments of €14.9 million related to Euro-denominated build-to-suit development projects. (5) Leased development projects include total commitments of £19.2 million related to a Sterling-denominated build-to-suit development project and our proportionate share of U.S. unconsolidated joint ventures totaling $479.5 million. (6) Unleased development projects include total commitments of €187.8 million of Euro-denominated projects, £130.1 million of Sterling-denominated projects, and USD- denominated projects of $6.9 million.

Q4 2024 Supplemental Operating & Financial Data 17 Our Top 20 Clients Our 20 largest clients based on percentage of total annualized contractual rent, which does not give effect to deferred rent or interest earned on loans and preferred equity investments, at December 31, 2024, include the following: Our Investment Grade Clients (4) Number of Leases 6,355 Percentage of Total Portfolio Annualized Contractual Rent 32.4% (1) Subsequent to December 31, 2024, Sainsbury's was assigned an investment grade credit rating by both S&P (BBB) and Moody’s (Baa3). (2) Represents our proportionate share of the common equity ownership in the unconsolidated joint venture. (3) Based on an analysis of the most recently provided information from all retail clients that provide such information. We do not independently verify the information we receive from our retail clients. (4) Please see the Glossary for our definition of Investment Grade Clients. Client Diversification Ranking Client Number of Leases Percentage of Total Portfolio Annualized Contractual Rent Investment Grade Ratings (S&P/Moody's/ Fitch) 1 7-Eleven 825 3.5% A/Baa2/- 2 Dollar General 1,756 3.3 BBB/Baa2/- 3 Walgreens 399 3.3 — 4 Dollar Tree / Family Dollar 1,372 3.0 BBB/Baa2/- 5 EG Group Limited 414 2.1 — 6 Wynn Resorts 1 2.0 — 7 Lifetime Fitness 38 1.9 — 8 FedEx 82 1.9 BBB/Baa2/- 9 (B&Q) Kingfisher 53 1.6 BBB/-/BBB 10 BJ's Wholesale Club 44 1.6 — 11 Asda 39 1.5 — 12 Sainsbury's 38 1.5 — (1) 13 CVS Pharmacy 212 1.2 BBB/Baa3/BBB 14 Tesco 25 1.2 BBB-/Baa3/BBB- 15 Tractor Supply 211 1.2 BBB/Baa1/- 16 MGM (Bellagio) (2) 1 1.2 — 17 LA Fitness 65 1.2 — 18 Home Depot 40 1.1 A/A2/A 19 AMC Theatres 39 1.1 — 20 Walmart / Sam's Club 62 1.0 AA/Aa2/AA Total 5,716 36.4% Weighted Average EBITDAR/Rent Ratio on Retail Properties 2.9x (3) Median EBITDAR/Rent Ratio on Retail Properties 2.6x (3) 25.7% 53.7% 6.7% 13.9% Investment Grade, Retail Non-Investment Grade or Non-Rated, Retail Investment Grade, Non-Retail Non-Investment Grade or Non-Rated, Non-Retail

Q4 2024 Supplemental Operating & Financial Data 18 (1)Top 10 Industries Percentage of Total Portfolio Annualized Contractual Rent As of Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, 2024 2023 2022 2021 2020 Convenience Stores 10.2% 10.2% 8.6% 9.1% 11.9% Grocery 10.1 11.4 10.0 10.2 9.8 Dollar Stores 6.4 7.1 7.4 7.5 7.6 Home Improvement 6.0 5.9 5.6 5.1 4.3 Restaurants-Quick Service 4.9 5.2 6.0 6.6 5.3 Drug Stores 4.7 5.5 5.7 6.6 8.2 Automotive Service 4.5 4.3 4.0 3.2 2.7 Health and Fitness 4.3 3.9 4.4 4.7 6.7 Restaurants-Casual Dining 4.0 4.4 5.1 5.9 2.8 Gaming 3.2 3.9 2.9 — — (1) The presentation of Top 10 Industries combines total portfolio contractual rent from the U.S. and Europe. Certain of the Top 10 Industries include both U.S. and Europe percentages for which the Europe percentages are included in the 'Europe-other' classification in the Industry Diversification table beginning on page 19.

Q4 2024 Supplemental Operating & Financial Data 19 Percentage of Total Portfolio Annualized Contractual Rent As of Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, 2024 2023 2022 2021 2020 United States Aerospace 0.3% 0.3% 0.4% 0.4% 0.6% Apparel stores 1.6 1.4 1.4 1.5 1.3 Automotive collision services 1.2 1.1 0.9 1.0 1.1 Automotive parts 1.4 1.1 1.3 1.5 1.6 Automotive service 4.5 4.3 4.0 3.2 2.7 Automotive tire services 1.2 1.3 1.5 1.8 2.0 Beverages 0.7 0.8 1.0 1.3 2.1 Child care 1.2 1.2 1.4 1.5 2.1 Consumer electronics 0.6 0.5 0.6 0.6 0.3 Consumer goods 0.5 0.5 0.6 0.7 0.6 Convenience stores 10.2 10.2 8.6 9.1 11.9 Crafts and novelties 1.0 0.9 0.9 1.0 0.9 Diversified industrial 1.3 0.9 0.8 1.0 0.8 Dollar stores 6.3 7.0 7.4 7.5 7.6 Drug stores 4.5 5.3 5.6 6.6 8.2 Education 0.2 0.2 0.2 0.1 0.2 Energy 0.6 0.2 0.3 0.4 — Entertainment 1.8 0.8 0.8 0.8 0.3 Equipment services 0.4 0.3 0.3 0.3 0.3 Financial services 1.8 1.5 1.8 2.0 1.8 Food processing 0.9 0.4 0.4 0.7 0.7 Gaming 3.2 3.9 2.9 — — General merchandise 2.6 3.0 3.2 3.5 3.4 Grocery stores 3.7 4.2 4.7 4.9 4.9 Health and fitness 4.2 3.8 4.4 4.7 6.7 Health care 2.6 2.8 3.0 1.9 1.5 Home furnishings 2.2 1.8 2.1 2.2 0.7 Home improvement 3.7 3.2 3.5 3.1 3.1 Industry Diversification

Q4 2024 Supplemental Operating & Financial Data 20 Percentage of Total Portfolio Annualized Contractual Rent As of Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, 2024 2023 2022 2021 2020 Motor vehicle dealerships 1.7 1.6 1.4 1.3 1.6 Other manufacturing 0.8 0.5 0.5 0.5 0.4 Packaging 0.7 0.6 0.5 0.6 0.9 Pet supplies and services 0.9 1.0 1.0 0.9 0.7 Restaurants - casual dining 4.0 4.4 5.1 5.9 2.8 Restaurants - quick service 4.6 4.9 5.8 6.5 5.3 Sporting goods 1.1 1.1 1.3 1.5 0.7 Theaters 2.1 2.0 2.9 3.4 5.6 Transportation services 2.2 2.5 2.9 3.4 3.9 Wholesale clubs 2.0 1.9 2.3 2.5 2.4 Other 1.4 1.3 1.4 1.7 2.1 Total United States 85.9% 84.7% 89.1% 91.5% 93.8% Europe (1) Apparel stores 0.6% 0.4% 0.3% 0.2% —% General merchandise 0.6 0.7 0.5 0.2 — Grocery stores 6.4 7.2 5.3 5.3 4.9 Home furnishings 0.6 0.5 0.3 0.1 * Home improvement 2.3 2.7 2.1 2.0 1.2 Sporting goods 1.2 1.4 0.4 * — Wholesale clubs 0.3 0.4 0.4 — — Other 2.1 2.0 1.6 0.7 0.1 Total Europe 14.1% 15.3% 10.9% 8.5% 6.2% Total 100.0% 100.0% 100.0% 100.0% 100.0% * Less than 0.1% (1) As of December 31, 2024, Europe consists of properties in the U.K., Spain, Italy, Ireland, France, Germany, and Portugal. Industry Diversification (Cont'd)

Q4 2024 Supplemental Operating & Financial Data 21 Geographic Diversification Balanced presence in all 50 U.S. states, the U.K., and six other countries in Europe Top Ten Regions Based on Total Portfolio Annualized Contractual Rent United Kingdom 11.7% Texas 10.2% Florida 5.4% California 5.0% Illinois 4.5% Ohio 4.2% Massachusetts 3.9% Georgia 3.5% New York 2.8% Michigan 2.6% 1.8% 0.2% 1.9% 0.9% 5.0% 1.4% 0.6% 0.1% 5.4% 3.5% 0.1% 0.2% 4.5% 2.5% 0.8% 1.0% 1.6% 1.7% 0.5% 1.3% 3.9% 2.6% 1.7% 1.2% 1.8% 0.2% 0.3%1.9% 0.4% 1.3% 0.7% 2.8% 2.6% 0.2% 4.2% 1.5% 0.3% 2.0% 0.2% 1.8% 0.2% 2.5% 10.2% 0.6% 0.1% 2.6% 0.7% 0.4% 1.9% 0.1% * 11.7% 1.2% 0.7%Puerto Rico Spain United Kingdom Italy As of December 31, 2024 Ireland 0.2% *Less than 0.1% Portugal France Germany 0.3% * * U.S. Virgin Islands *

Q4 2024 Supplemental Operating & Financial Data 22 Property Type Composition (dollars in thousands) Property Type Number of Properties Approximate Leasable Square Feet (1) Total Portfolio Annualized Contractual Rent as of December 31, 2024 Percentage of Total Portfolio Annualized Contractual Rent as of December 31, 2024 Percentage of Annualized Contractual Rent from Our Investment Grade Clients (2) Retail 14,983 213,026,200 $ 3,944,534 79.4% 32.4 % Industrial 566 116,138,200 722,251 14.5 40.7 Gaming 2 5,053,400 160,854 3.2 — Other (3) 70 5,154,100 143,185 2.9 27.4 Total 15,621 339,371,900 $ 4,970,824 100.0% 32.4% (1) Represents leasable building square footage and includes our portfolio of unconsolidated joint ventures based on ownership percentage. Excludes 2,962 acres of leased land categorized as agriculture at December 31, 2024. (2) Please see the Glossary for our definition of Investment Grade Clients. (3) "Other" primarily includes 16 properties classified as office with $51.2 million in annualized contractual rent, 27 properties classified as agriculture with $38.7 million in annualized contractual rent, 21 properties classified as country clubs with $24.8 million in annualized contractual rent, and three properties classified as data centers with $24.5 million in annualized contractual rent, as well as one land parcel under development. Retail 79.4% Industrial 14.5% Gaming 3.2% Other 2.9% (3)

Q4 2024 Supplemental Operating & Financial Data 23 Q4 2024 Same Store Rental Revenue Number of properties 13,397 Square footage (2) 268,823,947 Q4 2024 $ 992,785 Q4 2023 $ 985,238 Change (in dollars) $ 7,547 Change (percent) 0.8 % YTD 2024 Same Store Rental Revenue Number of properties 11,479 Square footage (2) 213,986,685 YTD 2024 $ 3,319,102 YTD 2023 $ 3,302,392 Change (in dollars) $ 16,710 Change (percent) 0.5 % Same Store Rental Revenue (1) (dollars in thousands) Top 3 Industries Contributing to the Change (3) Three months ended December 31, Industry 2024 2023 $ Change % Change Motor Vehicle Dealerships $ 17,565 $ 19,547 $ (1,982) (10.1) % Restaurants-Casual 47,585 49,553 (1,968) (4.0) % Home Improvement 62,399 61,084 1,315 2.2 % Top 3 Industries Contributing to the Change (3) Years ended December 31, Industry 2024 2023 $ Change % Change Theaters $ 82,023 $ 96,961 $ (14,938) (15.4) % Grocery 349,417 343,783 5,634 1.6 % Home Improvement 206,445 202,485 3,960 2.0 % For purposes of comparability, same store rental revenue is presented on a constant currency basis using the applicable exchange rate as of December 31, 2024. None of the properties in France, Germany, Ireland or Portugal met our Same Store Pool definition for the periods presented. (1) Please see the Glossary to see definitions of our Same Store Pool and Same Store Rental Revenue. Beginning with the second quarter of 2024, properties acquired through the merger with Spirit were considered under each element of our Same Store Pool criteria, except for the requirement that the property be owned for the full comparative period. If the property was owned by Spirit for the full comparative period and each of the other criteria were met, the property was included in our Same Store Pool. Accordingly, Spirit properties have been included in the Same Store Pool for the quarter and have been excluded for the year-to-date calculation. (2) Excludes 8.1 million square feet from properties ground leased to tenants and properties with no land or building ownership. (3) Top 3 industry contributors are based on absolute value of net change period over period. (4) Includes revenue generated from all properties owned continuously from January 1, 2023 through December 31, 2024. Rental Revenue for All Properties Owned (4) Number of properties 11,844 2024 $3,418,126 2023 $3,396,418 Increase (in dollars) $21,708 Increase (percent) 0.6%

Q4 2024 Supplemental Operating & Financial Data 24 Same Store Rental Revenue (1) (Cont'd) (dollars in thousands) Three months ended December 31, Years ended December 31, Property Type 2024 2023 $ Change % Change 2024 2023 $ Change % Change Retail $ 792,189 $ 788,247 $ 3,942 0.5% $ 2,714,005 $ 2,710,502 $ 3,503 0.1 % Industrial 148,635 145,656 2,979 2.0% 441,504 430,907 10,597 2.5 % Gaming 25,437 25,000 437 1.7% 101,750 100,000 1,750 1.8 % Other (2) 26,524 26,335 189 0.7% 61,843 60,983 860 1.4 % Total $ 992,785 $ 985,238 $ 7,547 0.8% $ 3,319,102 $ 3,302,392 $ 16,710 0.5 % Same Store Rental Revenue by Property Type Reconciliation of Rental Revenue (including reimbursable) to Same Store Rental Revenue Three months ended December 31, Years ended December 31, 2024 2023 2024 2023 Rental revenue (including reimbursable) $ 1,279,698 $ 1,028,710 $ 5,043,748 $ 3,958,153 Constant currency adjustment (3) (4,031) 99 (16,786) (467) Straight-line rent and other non-cash adjustments 8,850 11,572 1,682 34,225 Contractually obligated reimbursements by our clients (75,094) (70,201) (301,546) (273,743) Revenue from excluded properties (1) (212,946) (168,870) (1,388,430) (413,000) Other excluded revenue (4) (3,692) (503) (19,566) (2,776) Add: Spirit rental revenue (5) — 184,431 — — Same store rental revenue $ 992,785 $ 985,238 $ 3,319,102 $ 3,302,392 (1) Please see the Glossary to see our definitions of the Same Store Pool and Same Store Rental Revenue. Beginning with the second quarter of 2024, properties acquired through the merger with Spirit were considered under each element of our Same Store Pool criteria, except for the requirement that the property be owned for the full comparative period. If the property was owned by Spirit for the full comparative period and each of the other criteria were met, the property was included in our Same Store Pool. (2) "Other" includes properties classified as agriculture, office, data center and country club. (3) For purposes of comparability, Same Store Rental Revenue is presented on a constant currency basis using the applicable exchange rate as of December 31, 2024. None of the properties in France, Germany, Ireland, or Portugal met our Same Store Pool definition for the periods presented. (4) "Other excluded revenue" primarily consists of reimbursements for tenant improvements and rental revenue that is not contractual base rent such as lease termination settlements. (5) Amounts for the three months ended December 31, 2023 represent rental revenue from Spirit properties, which were not included in our financial statements prior to the close of the merger on January 23, 2024.

Q4 2024 Supplemental Operating & Financial Data 25 By Property Occupied properties (1) 15,412 Total properties (1) 15,617 Occupancy 98.7 % By Square Footage Occupied square footage (1) 335,777,818 Total square footage (1) 339,361,416 Occupancy 98.9 % By Rental Revenue (Economic Occupancy) Quarterly cash rental revenue (2) $ 1,229,620 Quarterly cash vacant rental revenue (3) $ 13,488 Occupancy 98.9 % Change in Occupancy Vacant properties at 9/30/2024   196 Lease expirations (4) 286 Leasing activity (5) (221) Vacant dispositions (6) (56) Vacant properties at 12/31/2024   205 (1) Excludes properties with ancillary leases only, such as cell towers and billboards, and properties with possession pending. Includes properties owned by unconsolidated joint ventures. (2) Does not include reserves and reserve reversals recorded as adjustments to rental revenue. Includes revenue from unconsolidated joint ventures based on our ownership percentage. (3) Based on contractual monthly rental revenue received immediately preceding the date of vacancy. (4) Includes scheduled and unscheduled expirations (including leases rejected in bankruptcy), as well as future expirations resolved in the periods indicated above. (5) Excludes 45 minority unit leases with no property-level vacancy impact. Please see page 26 for additional detail on re-leasing activity. (6) Includes 51 properties vacant at the beginning of the quarter. Occupancy (1) as of December 31, 2024 (dollars in thousands) Occupancy by Number of Properties 98.6% 98.6% 98.8% 98.7% 98.7% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 90.0% 91.0% 92.0% 93.0% 94.0% 95.0% 96.0% 97.0% 98.0% 99.0%

Q4 2024 Supplemental Operating & Financial Data 26 Leasing Activity (dollars in thousands) Q4 2024 Re-leased to New Client Re-leased to Without After a Period Re-leasing Same Client Vacancy of Vacancy Totals Prior cash rents $ 45,989 $ 2,069 $ 791 $ 48,849 New cash rents* $ 48,504 $ 2,191 $ 1,792 $ 52,487 Recapture rate 105.5% 105.9% 226.5% 107.4 % Number of leases 230 18 18 266 Average months vacant — — 13.5 0.9 Lease incentives (1) $ 1,531 $ 244 $ 557 $ 2,332 *Percentage of Total Portfolio Annualized Contractual Rent: 1.1% (1) Lease incentives are defined as capital outlays made on behalf of a client that are specific to the client's use and benefit, and are not capitalized as improvements to the property. Allocation Based on Number of Leases 86.5% 13.5% Same Client New Client YTD 2024 Re-leased to New Client Re-leased to Without After a Period Re-leasing Same Client Vacancy of Vacancy Totals Prior cash rents $ 164,786 $ 4,809 $ 4,647 $ 174,242 New cash rents* $ 172,490 $ 4,563 $ 6,933 $ 183,986 Recapture rate 104.7% 94.9% 149.2% 105.6 % Number of leases 752 34 47 833 Average months vacant — — 13.3 0.8 Lease incentives (1) $ 4,363 $ 1,065 $ 807 $ 6,235 *Percentage of Total Portfolio Annualized Contractual Rent: 3.7 % Allocation Based on Number of Leases 90.3% 9.7% Same Client New Client

Q4 2024 Supplemental Operating & Financial Data 27 (1) This table sets forth the timing of remaining lease term expirations in our portfolio (excluding rights to extend a lease at the option of the client) and their contributions to annualized contractual rent as of December 31, 2024. Leases on our multi-client properties are counted separately in the table above. (2) Of the 16,694 in-place leases in the portfolio, 13,734, or 82.3%, were under leases that provide for increases in rents through: base rent increases tied to inflation (typically subject to ceilings), percentage rent based on a percentage of the clients’ gross sales, fixed increases, or a combination of two or more of the aforementioned rent provisions. Our leases have a weighted average remaining lease term of approximately 9.3 years. Lease Expirations (dollars in thousands) Total Portfolio (1)(2) Total Portfolio Approx. Annualized Contractual Percentage of Total Expiring Leases Leasable Rent as of Portfolio Annualized Year Retail Non-Retail Sq. Feet December 31, 2024 Contractual Rent 2025 714 29 9,724,000 $ 158,934 3.2% 2026 925 54 19,926,400 235,000 4.7 2027 1,585 49 26,838,600 348,346 7.0 2028 1,844 71 35,849,000 449,141 9.0 2029 1,840 49 33,904,200 434,199 8.7 2030 956 39 23,957,100 282,541 5.7 2031 661 53 27,721,300 315,877 6.5 2032 1,120 47 22,741,300 310,409 6.2 2033 949 27 22,334,200 275,244 5.5 2034 798 30 19,210,300 333,767 6.7 2035 588 23 10,218,000 182,825 3.7 2036 604 23 11,168,400 193,331 3.9 2037 568 23 12,136,800 164,224 3.3 2038 371 24 12,681,500 147,055 3.0 2039 542 7 7,058,800 159,145 3.2 2040-2143 1,957 124 40,318,400 980,786 19.7 Total 16,022 672 335,788,300 $ 4,970,824 100.0%

Q4 2024 Supplemental Operating & Financial Data 28 Earnings Guidance Summarized below are approximate estimates of the key components of our 2025 earnings guidance: Net income per share (1) $1.52 - $1.58 Real estate depreciation per share $2.68 Other adjustments per share (2) $0.02 AFFO per share (3) $4.22 - $4.28 Same store rent growth Approx 1.0% Occupancy Over 98% Cash G&A expenses (% of revenues) (4)(5) Approx 3.0% Property expenses (non-reimbursable) (% of revenues) (4) 1.4% - 1.7% Income tax expenses $80 - $90 million Investment volume Approx $4.0 billion (1) Net income per share excludes impairments and future foreign currency or derivative gains or losses due to the inherent unpredictability of forecasting these items. (2) Includes gain on sales of properties and merger, transaction, and other costs, net. (3) AFFO per share excludes merger, transaction, and other costs, net. (4) Revenue excludes contractually obligated reimbursements by our clients. Cash G&A expenses exclude stock-based compensation expense. (5) G&A expenses inclusive of stock-based compensation expense as a percentage of rental revenue, excluding reimbursements, is expected to be approximately 3.4% - 3.7% in 2025. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. When used in this presentation, the words “estimated,” “anticipated,” “expect,” “believe,” “intend,” “continue,” “should,” “may,” “likely,” “plans,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include discussions of our business and portfolio; growth strategies and intentions to acquire or dispose of properties (including geographies, timing, partners, clients and terms); re-leases, re-development and speculative development of properties and expenditures related thereto; future operations and results; the announcement of operating results, strategy, plans, and the intentions of management; guidance; statements made regarding our share repurchase program; settlement of shares of common stock sold pursuant to forward sale confirmations under our ATM program; dividends, including the amount, timing and payments of dividends; and trends in our business, including trends in the market for long-term leases of freestanding, single-client properties. Forward-looking statements are subject to risks, uncertainties, and assumptions about us, which may cause our actual future results to differ materially from expected results. Some of the factors that could cause actual results to differ materially are, among others, our continued qualification as a real estate investment trust; general domestic and foreign business, economic, or financial conditions; competition; fluctuating interest and currency rates; inflation and its impact on our clients and us; access to debt and equity capital markets and other sources of funding (including the terms and partners of such funding); continued volatility and uncertainty in the credit markets and broader financial markets; other risks inherent in the real estate business including our clients' solvency, client defaults under leases, increased client bankruptcies, potential liability relating to environmental matters, illiquidity of real estate investments, and potential damages from natural disasters; impairments in the value of our real estate assets; changes in domestic and foreign income tax laws and rates; property ownership through co-investment ventures, funds, joint ventures, partnerships and other arrangements which may transfer or limit our control of the underlying investments; epidemics or pandemics including measures taken to limit their spread, the impacts on us, our business, our clients, and the economy generally; the loss of key personnel; the outcome of any legal proceedings to which we are a party or which may occur in the future; acts of terrorism and war; the anticipated benefits from mergers and acquisitions; and those additional risks and factors discussed in our reports filed with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements are not guarantees of future plans and performance and speak only as of the date of this presentation. Actual plans and operating results may differ materially from what is expressed or forecasted in this presentation and forecasts made in the forward-looking statements discussed in this presentation might not materialize. We do not undertake any obligation to update forward-looking statements or publicly release the results of any forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

Q4 2024 Supplemental Operating & Financial Data 29 Analyst Coverage Equity Research Baird Wes Golladay wgolladay@rwbaird.com (216) 737-7510 Bank of America Securities Joshua Dennerlein joshua.dennerlein@bofa.com (646) 855-1681 BMO Capital Markets Eric Borden eric.borden@bmo.com (347) 213-9706 BNP Paribas Exane Nate Crossett nate.crossett@exanebnpparibas.com (646) 725-3716 BTIG Michael Gorman mgorman@btig.com (212) 738-6138 Citigroup Smedes Rose smedes.rose@citi.com (212)-816-6243 Edward Jones James Shanahan jim.shanahan@edwardjones.com (314) 515-5292 Goldman Sachs Caitlin Burrows caitlin.burrows@gs.com (212) 902-4736 Green Street Spenser Allaway sallaway@greenstreetadvisors.com (949) 640-8780 Janney Montgomery Scott Robert Stevenson robstevenson@janney.com (646) 840-3217 Jefferies Linda Tsai ltsai@jefferies.com (212) 778-8011 J.P. Morgan Anthony Paolone anthony.paolone@jpmorgan.com (212) 622-6682 Key Upal Rana upal.rana@key.com (917) 368-2316 Mizuho Haendel St. Juste haendel.st.juste@us.mizuho-sc.com (212) 205-7860 Morgan Stanley Ronald Kamdem ronald.kamdem@morganstanley.com (212) 269-8319 Raymond James RJ Milligan rjmilligan@raymondjames.com (727) 567-2585 RBC Capital Markets Brad Heffern brad.heffern@rbccm.com (512) 708-6311 Scotiabank Greg McGinniss greg.mcginniss@scotiabank.com (212) 225-6906 Stifel Simon Yarmak yarmaks@stifel.com (443) 224-1345 UBS Michael Goldsmith michael.goldsmith@ubs.com (212) 713-2951 Wedbush Jay Kornreich jay.kornreich@wedbush.com (212) 938-9942 Wells Fargo James Feldman james.feldman@wellsfargo.com (212) 214-8069 Wolfe Research Andrew Rosivach arosivach@wolferesearch.com (646) 582-9250 Realty Income is covered by the analysts at the firms listed above. This list may not be complete and is subject to change. Please note that any opinions, estimates or forecasts regarding Realty Income's performance made by these analysts are theirs alone and do not represent opinions, estimates or forecasts of Realty Income or its management. Realty Income does not by its reference above or distribution imply, and expressly disclaims, any endorsement of or concurrence with any information, estimates, forecasts, opinions, conclusions or recommendations provided by analysts.

Q4 2024 Supplemental Operating & Financial Data 30 Glossary Adjusted EBITDAre. The National Association of Real Estate Investment Trusts (Nareit) established an EBITDA metric for real estate companies (i.e., EBITDA for real estate, or EBITDAre) it believed would provide investors with a consistent measure to help make investment decisions among certain REITs. Our definition of “Adjusted EBITDAre” is generally consistent with the Nareit definition, other than our adjustment to remove foreign currency and derivative gain and loss and merger, transaction, and other costs, net. We define Adjusted EBITDAre, a non-GAAP financial measure, for the most recent quarter as earnings (net income) before (i) interest expense, (ii) income taxes, (iii) depreciation and amortization, (iv) provisions for impairment, (v) merger, transaction, and other costs, net, (vi) gain on sales of real estate, (vii) foreign currency and derivative gain and loss, net, and (viii) our proportionate share of adjustments from unconsolidated entities. Our Adjusted EBITDAre may not be comparable to Adjusted EBITDAre reported by other companies or as defined by Nareit, and other companies may interpret or define Adjusted EBITDAre differently than we do. Management believes Adjusted EBITDAre to be a meaningful measure of a REIT’s performance because it provides a view of our operating performance, analyzes our ability to meet interest payment obligations before the effects of income tax, depreciation and amortization expense, provisions for impairment, gain on sales of real estate and other items, as defined above, that affect comparability, including the removal of non-recurring and non-cash items that industry observers believe are less relevant to evaluating the operating performance of a company. In addition, EBITDAre is widely followed by industry analysts, lenders, investors, rating agencies, and others as a means of evaluating the operational cash generating capacity of a company prior to servicing debt obligations. Management also believes the use of an annualized quarterly Adjusted EBITDAre metric is meaningful because it represents our current earnings run rate for the period presented. The ratio of our total debt to our annualized quarterly Adjusted EBITDAre is also used to determine vesting of performance share awards granted to our executive officers. Adjusted EBITDAre should be considered along with, but not as an alternative to, net income as a measure of our operating performance. Adjusted Funds From Operations (AFFO), a non-GAAP financial measure, is defined as FFO adjusted for unique revenue and expense items, which we believe are not as pertinent to the measurement of our ongoing operating performance. Most companies in our industry use a similar measurement to AFFO, but they may use the term "CAD" (for Cash Available for Distribution) or "FAD" (for Funds Available for Distribution). We believe AFFO provides useful information to investors because it is a widely accepted industry measure of the operating performance of real estate companies used by the investment community. In particular, AFFO provides an additional measure to compare the operating performance of different REITs without having to account for differing depreciation assumptions and other unique revenue and expense items which are not pertinent to measuring a particular company’s ongoing operating performance. Therefore, we believe that AFFO is an appropriate supplemental performance metric, and that the most appropriate GAAP performance metric to which AFFO should be reconciled is net income available to common stockholders. Annualized Adjusted EBITDAre, a non-GAAP financial measure, is calculated by annualizing Adjusted EBITDAre. Annualized Contractual Rent of our acquisitions and properties under development is the monthly aggregate cash amount charged to clients, inclusive of monthly base rent receivables, as of the balance sheet date, multiplied by 12, excluding percentage rent, interest income on loans and preferred equity investments, and including our pro rata share of such revenues from properties owned by unconsolidated joint ventures. We believe total annualized contractual rent is a useful supplemental operating measure, as it excludes entities that were no longer owned at the balance sheet date and includes the annualized rent from properties acquired during the quarter. Total annualized contractual rent has not been reduced to reflect reserves recorded as reductions to GAAP rental revenue in the periods presented. Annualized Pro Forma Adjusted EBITDAre, a non-GAAP financial measure, is defined as Adjusted EBITDAre, which includes transaction accounting adjustments in accordance with U.S. GAAP, consists of adjustments to incorporate Adjusted EBITDAre from investments we acquired or stabilized during the applicable quarter and removes Adjusted EBITDAre from investments we disposed of during the applicable quarter, giving pro forma effect to all transactions as if they occurred at the beginning of the applicable quarter. Our calculation includes all adjustments consistent with the requirements to present Adjusted EBITDAre on a pro forma basis in accordance with Article 11 of Regulation S-X. The annualized pro forma adjustments are consistent with the debt service coverage ratio calculated under financial covenants for our senior unsecured notes and bonds. See page 13 for further information regarding our debt covenants. Cash Income represents expected rent for real estate acquisitions as well as rent to be received upon completion of the properties under development. For unconsolidated entities, this represents our pro rata share of the cash income. For loans receivable and preferred equity investments, this represents interest income and preferred dividend income, respectively.

Q4 2024 Supplemental Operating & Financial Data 31 Glossary (Cont'd) Funds From Operations (FFO), a non-GAAP financial measure, consistent with the Nareit definition, is net income available to common stockholders, plus depreciation and amortization of real estate assets, plus provisions for impairments of depreciable real estate assets, and reduced by gain on property sales. Presentation of the information regarding FFO and AFFO (described on pages 5 and 6) is intended to assist the reader in comparing the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and AFFO in the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered alternatives to reviewing our cash flows from operating, investing, and financing activities. In addition, FFO and AFFO should not be considered measures of liquidity, of our ability to make cash distributions, or of our ability to pay interest payments. We consider FFO to be an appropriate supplemental measure of a REIT’s operating performance as it is based on a net income analysis of property portfolio performance that adds back items such as depreciation and impairments for FFO. The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values historically rise and fall with market conditions, presentations of operating results for a REIT using historical accounting for depreciation could be less informative. The use of FFO is recommended by the REIT industry as a supplemental performance measure. In addition, FFO is used as a measure of our compliance with the financial covenants of our credit facility. Initial Weighted Average Cash Yield for acquisitions and properties under development is computed as cash income for the first twelve months following the acquisition date, divided by the total cost of the property (including all expenses borne by us), and includes our pro-rata share of cash income from unconsolidated joint ventures. Initial weighted average cash yield for loans receivable is computed using the cash income for the first twelve months following the acquisition date (based on interest rates in place as of the date of the acquisition), divided by the total cost of the investment. Investment Grade Clients are our clients with a credit rating, and our clients that are subsidiaries or affiliates of companies with a credit rating, as of the balance sheet date, of Baa3/BBB- or higher from one of the three major rating agencies (Moody’s/S&P/Fitch). Net Cash Capitalization Rates (dispositions) are computed as annualized current month contractual cash net operating income, divided by the net proceeds received upon sale of the property (including all expenses borne by us). Net Debt/Annualized Adjusted EBITDAre, a ratio used by management as a measure of leverage, is calculated as net debt (which we define as total debt per our consolidated balance sheet, excluding deferred financing costs and net premiums and discounts, but including our proportionate share of debt from unconsolidated entities, less cash and cash equivalents), divided by Annualized Adjusted EBITDAre. Net Debt/Annualized Pro Forma Adjusted EBITDAre, a ratio used by management as a measure of leverage, is calculated as net debt (which we define as total debt per our consolidated balance sheet, excluding deferred financing costs and net premiums and discounts, but including our proportionate share of debt from unconsolidated entities, less cash and cash equivalents), divided by Annualized Pro Forma Adjusted EBITDAre. Normalized Funds from Operations Available to Common Stockholders (Normalized FFO), a non-GAAP financial measure, is FFO excluding merger, transaction, and other costs, net. Same Store Pool, for purposes of determining the properties used to calculate our same store rental revenue, includes all properties that we owned for the entire year-to-date period, for both the current and prior year except for properties during the current or prior year that were: (i) vacant at any time, (ii) under development or redevelopment, or (iii) involved in eminent domain and rent was reduced. Same Store Rental Revenue excludes straight-line rent, the amortization of above and below-market leases, and reimbursements from clients for recoverable real estate taxes and operating expenses. For purposes of comparability, same store rental revenue is presented on a constant currency basis by applying the exchange rate as of the balance sheet date to base currency rental revenue.